UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2016

Wells Fargo

Global Dividend Opportunity Fund (EOD)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

In an environment characterized by persistently low interest rates and overall uncertainty in the markets, the S&P 500 Utilities Index delivered a robust 12.75% return for the reporting period, reflecting investor appreciation of the relative stability and higher dividend payments historically associated with the sector.

The strong U.S. dollar also put pressure on import prices, which, when combined with lower costs for fuel and other commodities, restrained inflation and prompted recession fears among investors.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Dividend Opportunity Fund for the six-month period that ended April 30, 2016. During the period, investors, concerned about economic growth, tended to focus on the ability of central-bank policymakers globally to spur business activity. Investor sentiment shifted with the potential of each new economic data point to influence policymakers, which drove volatility in equity, interest-rate, and currency markets.

Economic conditions and central-bank policies influenced equity and fixed-income markets.

In the U.S., the experience of the S&P 500 Index (the Index),1 a common measure of stock performance, illustrates shifts in investor sentiment during the period. By November, the Index regained nearly all of the ground lost during 2015 before declining once again during December and into the new year. During the first six weeks of 2016, the Index suffered the worst loss to open a year on record. During February, the Index dipped into correction territory, which is defined as a loss of 10% or more. The Index reversed course and trended higher in March and April on the release of intermittently better economic data and statements by policymakers at global central banks deemed as supportive of economic growth. For the six-month period, the Index gained 0.43%. In an environment characterized by persistently low interest rates and overall uncertainty in the markets, the S&P 500 Utilities Index2 delivered a robust 12.75% return for the reporting period, reflecting investor appreciation of the relative stability and higher dividend payments historically associated with the sector.

Overseas, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),3 a measure of international developed markets stock performance, and the MSCI Emerging Markets (EM) Index (Net)4 traced more persistent negative return patterns before bottoming early in 2016. The U.S. dollar strengthened consistently after 2011 and more quickly following 2014 as expectations grew for an increase in the federal funds rate by the U.S. Federal Reserve (Fed), which occurred in December 2015. The strong U.S. dollar also put pressure on import prices, which, when combined with lower costs for fuel and other commodities, restrained inflation and prompted recession fears among investors. In addition, the People’s Bank of China (PBOC) guided its currency’s value lower relative to a basket of foreign currencies. As the U.S. dollar gained in strength relative to currencies overseas, investment returns earned outside the U.S. were reduced when translated into dollars. By the end of the period, the MSCI EAFE (Net) and MSCI EM Index (Net) indexes reduced their losses on improving business and economic data.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[4]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

Central-bank policies demonstrate resolve to reignite global economic growth.

As the end of 2015 approached, investors did take some reassurance from the decision of the European Central Bank (ECB) to push the deposit interest rate further into negative territory. Negative interest rates are intended to encourage banks to lend assets held in reserve rather than keep them on deposit, which could help spark business activity. The ECB also expanded and extended its bond-buying program, which has helped inject liquidity into the markets and encourage investment. As anticipated, the Fed announced the long-awaited increase to the federal funds rate and suggested it planned to pursue additional increases in 2016. In January, the Bank of Japan followed the ECB’s lead by setting a negative deposit rate.

The Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data indicating the risks were being successfully addressed. Counterbalancing the accommodation of central banks were industrial production slowdowns stemming from plant closures in China due to elevated air pollution levels, the lack of further accommodative action by the ECB in January, and fresh declines in oil prices. Stocks worldwide entered correction territory once more.

In February, investors reacted positively when measurements of manufacturing activity in Japan, the U.S., and China indicated growth. The PBOC reduced reserve ratios in February, which encouraged banks to increase lending. Investors also were favorably influenced by further accommodation by the ECB in March when the bank pushed negative interest rates lower, ratcheting up pressure on banks to lend; expanded its bond-buying program once again; and took steps to further ease costs for borrowers.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian L. Chan, CFA®

Timothy P. O’Brien, CFA®

Average annual total returns (%) as of April 30, 20161

	6 Months	1 Year	5 Year	Since inception 3-28-2007
Based on market value	0.81	(10.65)	0.67	(1.07)
Based on net asset value (NAV)	(0.74)	(5.35)	2.60	1.09

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended April 30, 2016, was 1.07%.

Comparison of NAV vs. market value since inception[2]

Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer offered as an initial public offering and is only available through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	5

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 0.81% during the six-month period that ended April 30, 2016. During the same period, the Fund’s return based on its net asset value was -0.74%. The Fund underperformed relative to a blended index (consisting of 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net)3 and 35% BofA Merrill Lynch Core Fixed Rate Preferred Securities Index4) which gained 1.00%.

Overview

During the period, the Fund’s allocation to preferred stock was somewhat lower than is typical. On average, the Fund had a greater foreign exposure than domestic, primarily due to European investments.

The U.S. economy continued to grow during the period and remained stronger than the weak economies of Europe and Japan. U.S. unemployment is declining and now stands below 5%, which looks healthy, but labor force participation has fallen to levels last seen in the 1970s. Job growth remains depressed in the U.S., stuck at or below 200,000 per month. After several years of near-depression, economic growth in Europe and Japan remains elusive despite massive monetary stimulus. The Fund maintained significant exposure to European equities in anticipation of a nascent economic recovery that remains elusive.

During the half year, we initiated positions in ITV plc; InterContinental Hotels Group PLC; and CenturyLink, Incorporated. We sold positions in Endurance Specialty Holdings Limited, Enbridge Incorporated, Veresen Incorporated, and Vanguard Natural Resources LLC preferred shares. We added to an existing position in Spark Energy Incorporated and reduced holdings of Jernigan Capital Incorporated, Pennon Group plc, United Utilities Group PLC, SSE plc, Enel S.p.A., and Northstar Realty Finance Corporation.

Ten largest holdings (%) as of April 30, 2016[5]
Snam SpA	5.77
Red Electrica Corporacion S.A.	5.27
BASF SE	5.12
Enel SpA	5.02
ITV plc	4.86
Hera SpA	4.44
Terna SpA	4.16
Deutsche Post AG	4.16
Vivendi S.A.	3.97
Chatham Lodging Trust	3.78

Sector distribution as of April 30, 2016[6]

[3]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. You cannot invest directly in an index.

[4]	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P 500, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P 500, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. You cannot invest directly in an index.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are subject to change and are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Country allocation as of April 30, 2016[6]

Contributors to performance

The Fund benefited from an overweight to the utilities and telecommunication services sectors relative to the blended index. Stock selection within telecommunication services and certain real estate investment trust (REIT) positions also contributed. Performance contributors included Spark Energy Incorporated, an energy services company, Shenandoah Telecommunications Company, a wireless communications company, Frontier Communications Corporation, a local exchange telephone business, Physicians Realty Trust, a REIT that the Fund has owned since its initial public offering (IPO), and Preferred Apartment Communities Incorporated.

Detractors from performance

Energy-sensitive holdings lagged during the past six months. Other performance detractors included Vivendi, a French media company, and four REITs: Jernigan Capital Incorporated, Northstar Realty Finance Corporation, Chatham Lodging Trust, and Summit Hotel Properties Incorporated.

The portfolio’s options overlay strategy did not have much effect on Fund performance during the period. In order to mitigate the adverse impact of sharp swings in the prices of financial assets during a volatile period, the portfolio management team limited the number of options it wrote. The team found opportunities to write options on a few select markets in Europe and Asia, which generated a modest amount of premium income that was offset by a loss related to a position in Japan.

Outlook

We are now seeing what appears to be a modest but reasonably solid economic recovery in the U.S. While stronger economic growth will be positive for the economy and for equity investors, stronger economic growth may also eventually result in rising interest rates as monetary stimulus is withdrawn, and this would be a headwind for preferred and high-yielding common stocks.

Portfolio of investments—April 30, 2016 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 79.92%

Belgium: 0.68%
Proximus SA (Telecommunication Services, Diversified Telecommunication Services)	68,500	$2,304,056

France: 6.34%
Veolia Environnement SA (Utilities, Multi-Utilities)	326,573	8,022,937
Vivendi SA (Consumer Discretionary, Media)	700,000	13,433,731

		21,456,668

Germany: 9.32%
BASF SE (Materials, Chemicals)	210,000	17,349,231
Deutsche Post AG (Industrials, Air Freight & Logistics)	480,000	14,092,364
Telefonica Deutschland Holding AG (Telecommunication Services, Diversified Telecommunication Services)	25,000	126,929

		31,568,524

Israel: 0.02%
Cellcom Israel Limited (Telecommunication Services, Wireless Telecommunication Services)	6,800	50,489

Italy: 19.63%
Enel SpA (Utilities, Electric Utilities)	3,750,000	16,995,411
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	812,986
Hera SpA (Utilities, Multi-Utilities)	5,000,000	15,034,512
Snam SpA (Utilities, Gas Utilities)	3,200,000	19,529,980
Terna SpA (Utilities, Electric Utilities)	2,500,000	14,095,570

		66,468,459

Spain: 5.89%
Endesa SA (Utilities, Electric Utilities)	100,000	2,099,450
Red Electrica Corporacion SA (Utilities, Electric Utilities)	200,000	17,855,916

		19,955,366

United Kingdom: 16.40%
Intercontinental Hotels ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)	275,700	11,066,598
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	134,691	5,415,445
ITV plc (Consumer Discretionary, Media)	5,000,000	16,452,559
National Grid plc (Utilities, Multi-Utilities)	250,000	3,560,825
Pennon Group plc (Utilities, Water Utilities)	200,000	2,372,909
SSE plc (Utilities, Electric Utilities)	200,000	4,412,676
Severn Trent plc (Utilities, Water Utilities)	250,000	8,134,958
United Utilities Group plc (Utilities, Water Utilities)	300,000	4,118,254

		55,534,224

United States: 21.64%
Armada Hoffler Properties Incorporated (Financials, REITs)	10,000	117,000
CenturyLink Incorporated (Telecommunication Services, Diversified Telecommunication Services)	100,000	3,095,000
Chatham Lodging Trust (Financials, REITs)	600,000	12,786,000
CorEnergy Infrastructure Trust Incorporated (Financials, REITs)	18,000	383,220
Equinix Incorporated (Financials, REITs)	2,427	801,759
Frontier Communications Corporation (Telecommunication Services, Diversified Telecommunication Services)	2,000,000	11,120,000

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2016 (unaudited)

Security name			Shares	Value

United States (continued)
Jernigan Capital Incorporated (Financials, REITs)			100,000	$1,131,000
NorthStar Asset Management Group Incorporated (Financials, Capital Markets)			62,500	777,500
NorthStar Realty Europe Corporation (Financials, REITs)			22,916	273,388
NorthStar Realty Finance Corporation (Financials, REITs)			68,750	879,313
Physicians Realty Trust (Financials, REITs)			275,000	4,985,750
PNM Resources Incorporated (Utilities, Electric Utilities)			100,000	3,168,000
Preferred Apartment Communities Incorporated (Financials, REITs)			150,000	1,851,000
Public Storage (Financials, REITs)			30,000	782,700
SCANA Corporation (Utilities, Multi-Utilities)			50,000	3,434,500
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			400,000	11,476,000
Spark Energy Incorporated Class A (Utilities, Electric Utilities)			201,700	5,199,826
Summit Hotel Properties Incorporated (Financials, REITs)			397,833	4,535,296
UMH Properties Incorporated (Financials, REITs)			50,000	1,395,500
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)			100,000	5,094,000

				73,286,752

Total Common Stocks (Cost $236,925,772)				270,624,538

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 0.12%

United States: 0.12%
BreitBurn Energy Partners LP (Energy, Oil, Gas & Consumable Fuels )	8.63%	10-15-2020	$5,680,000	411,800
Energy & Exploration Partners Incorporated (Energy, Oil, Gas & Consumable Fuels) (i)(s)144A	8.00	7-1-2019	5,000,000	5,000

Total Corporate Bonds and Notes (Cost $9,826,076)				416,800

	Dividend yield		Shares
Preferred Stocks: 11.15%

Marshall Islands: 4.75%
Diana Shipping Incorporated (Industrials, Marine)	8.50		150,000	3,355,500
Navios Maritime Holdings Incorporated (Industrials, Marine)	8.63		59,000	233,050
Safe Bulkers Incorporated (Industrials, Marine)	8.00		50,000	734,000
Scorpio Bulkers Incorporated (Industrials, Marine)	7.50		105,000	1,837,500
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	920,000
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.50		223,707	5,603,860
Seaspan Corporation (Industrials, Marine)	6.38		63,600	1,588,728
Seaspan Corporation Series E (Industrials, Marine)	8.25		75,000	1,815,000

				16,087,638

Monaco: 0.17%
GasLog Limited Series A (Energy, Oil, Gas & Consumable Fuels)	8.75		25,000	573,750

United States: 6.23%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		106,080	2,094,019
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.75		17,500	341,250
Ashford Hospitality Prime Incorporated (Financials, REITs)	5.50		11,000	189,640
Customers Bancorp Incorporated (Financials, Banks)	6.38		450	11,993

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	9

Security name	Dividend yield		Shares	Value

United States (continued)
DTE Energy Company Series Z (Utilities, Multi-Utilities)	6.50%		1,900	$49,590
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.00		25,000	628,250
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	805,135
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services)	10.00		61,786	24,714
IBERIABANK Corporation (Financials, Banks) ±	5.30		43,200	1,108,512
Integrys Holding Incorporated (Utilities, Multi-Utilities) ±	5.76		118,000	3,071,693
Landmark Infrastructure Partners LP (Financials, Real Estate Management & Development)	8.00		25,000	615,000
Medley Capital Corporation (Financials, Capital Markets)	6.50		25,000	600,000
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.63		40,000	1,006,800
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	7.00		31,000	794,530
Sotherly Hotels LP (Financials, REITs)	7.00		42,599	1,075,625
Sotherly Hotels LP (Financials, REITs)	8.00		245,000	6,239,856
United States Cellular Corporation (Telecommunication Services, Wireless Telecommunication Services)	7.25		95,000	2,422,500

				21,079,107

Total Preferred Stocks (Cost $42,905,733)				37,740,495

		Expiration date
Rights: 0.00%

United States: 0.00%
Safeway Casa Ley Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		1-30-2019	750,000	1
Safeway PDC Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		1-30-2017	750,000	1

Total Rights (Cost $795,000)				2

Warrants: 0.00%

United States: 0.00%
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	102

Total Warrants (Cost $0)				102

	Yield
Short-Term Investments: 14.11%

Investment Companies: 14.11%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.43		47,773,595	47,773,595

Total Short-Term Investments (Cost $47,773,595)				47,773,595

Total investments in securities (Cost $338,226,176) *	105.30%	356,555,532
Other assets and liabilities, net	(5.30)	(17,950,990)

Total net assets	100.00%	$338,604,542

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2016 (unaudited)

(i)	Illiquid security

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $337,162,159 and unrealized gains (losses) consists of:

Gross unrealized gains	$47,538,796
Gross unrealized losses	(28,145,423)

Net unrealized gains	$19,393,373

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2016 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $290,452,581)	$308,781,937
In affiliated securities, at value (cost $47,773,595)	47,773,595

Total investments, at value (cost $338,226,176)	356,555,532
Cash	551,297
Segregated cash	280,000
Foreign currency, at value (cost $4,098,488)	4,127,362
Receivable for investments sold	7,415,229
Receivable for dividends and interest	2,764,382
Prepaid expenses and other assets	892

Total assets	371,694,694

Liabilities
Payable for investments purchased	32,378,251
Payable for Fund shares redeemed	305,290
Written options, at value (premiums received $50,529)	41,055
Advisory fee payable	269,638
Administration fee payable	14,191
Accrued expenses and other liabilities	81,727

Total liabilities	33,090,152

Total net assets	$338,604,542

NET ASSETS CONSIST OF
Paid-in capital	$845,711,439
Overdistributed net investment income	(4,324,309)
Accumulated net realized losses on investments	(521,255,363)
Net unrealized gains on investments	18,472,775

Total net assets	$338,604,542

NET ASSET VALUE PER SHARE
Based on $338,604,542 divided by 48,227,805 shares issued and outstanding (unlimited shares authorized)	$7.02

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2016 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $599,291)	$12,657,446
Interest	176,443
Income from affiliated securities	22,912

Total investment income	12,856,801

Expenses
Advisory fee	1,583,271
Administration fee	83,330
Custody and accounting fees	33,497
Professional fees	34,019
Shareholder report expenses	22,715
Trustees’ fees and expenses	8,631
Transfer agent fees	13,950
Other fees and expenses	2,133

Total expenses	1,781,546

Net investment income	11,075,255

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(39,451,510)
Written options	(46,144)

Net realized losses on investments	(39,497,654)

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,890,481
Written options	(51,057)

Net change in unrealized gains (losses) on investments	20,839,424

Net realized and unrealized gains (losses) on investments	(18,658,230)

Net decrease in net assets resulting from operations	$(7,582,975)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Dividend Opportunity Fund	13

	Six months ended April 30, 2016 (unaudited)		Year ended October 31, 2015

Operations
Net investment income		$11,075,255		$33,476,270
Net realized losses on investments		(39,497,654)		(28,455,849)
Net change in unrealized gains (losses) on investments		20,839,424		(21,892,602)

Net decrease in net assets resulting from operations		(7,582,975)		(16,872,181)

Distributions to shareholders from
Net investment income		(15,395,713)		(30,622,769)
Tax basis return of capital		0		(4,773,025)

Total distributions to shareholders		(15,395,713)		(35,395,794)

Capital share transactions	Shares		Shares
Cost of shares repurchased	(933,020)	(5,406,079)	0	0

Total decrease in net assets		(28,384,767)		(52,267,975)

Net assets
Beginning of period		366,989,309		419,257,284

End of period		$338,604,542		$366,989,309

Overdistributed net investment income		$(4,324,309)		$(3,851)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2016 (unaudited)	Year ended October 31
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.47	$8.53	$8.40	$8.25	$8.92	$10.36
Net investment income	0.23	0.68	0.78	0.84	0.91	1.00
Net realized and unrealized gains (losses) on investments	(0.39)	(1.02)	0.07	0.15	(0.46)	(1.32)

Total from investment operations	(0.16)	(0.34)	0.85	0.99	0.45	(0.32)
Distributions to shareholders from
Net investment income	(0.32)	(0.62)	(0.72)	(0.83)	(0.86)	(1.12)
Tax basis return of capital	0.00	(0.10)	0.00	(0.01)	(0.26)	0.00

Total distributions to shareholders	(0.32)	(0.72)	(0.72)	(0.84)	(1.12)	(1.12)
Anti-dilutive effect of shares repurchased	0.03 [1]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.02	$7.47	$8.53	$8.40	$8.25	$8.92
Market value, end of period	$6.05	$6.33	$7.96	$7.56	$7.98	$8.32
Total return based on market value[2]	0.81%	(11.80)%	15.29%	5.55%	9.79%	(9.76)%
Ratios to average net assets (annualized)
Net expenses	1.07%	1.10%	1.07%	1.08%	1.08%	1.05%
Net investment income	6.65%	8.52%	9.02%	10.26%	10.82%	10.16%
Supplemental data
Portfolio turnover rate	45%	141%	76%	163%	93%	129%
Net assets, end of period (000s omitted)	$338,605	$366,989	$419,257	$412,920	$405,457	$438,084

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	15

1. ORGANIZATION

The Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

16	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	17

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2016	2017	2018	Short-term	Long-term
$164,388,931	$193,644,982	$17,121,810	$76,083,877	$31,787,272

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Belgium	$2,304,056	$0	$0	$2,304,056
France	21,456,668	0	0	21,456,668
Germany	31,568,524	0	0	31,568,524
Israel	50,489	0	0	50,489
Italy	66,468,459	0	0	66,468,459
Spain	19,955,366	0	0	19,955,366
United Kingdom	55,534,224	0	0	55,534,224
United States	73,286,752	0	0	73,286,752

Corporate bonds and notes	0	416,800	0	416,800

Preferred stocks
Marshall Islands	16,087,638	0	0	16,087,638
Monaco	573,750	0	0	573,750
United States	10,691,933	10,387,174	0	21,079,107

Rights
United States	0	2	0	2

Warrants
United States	0	102	0	102

Short-term investments
Investment companies	47,773,595	0	0	47,773,595
Total assets	$345,751,454	$10,804,078	$0	$356,555,532
Liabilities
Written options	$0	$41,055	$0	$41,055
Total liabilities	$0	$41,055	$0	$41,055

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at April 30, 2016. As a result, common stocks valued at $136,726,960 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	19

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2016 and the year ended October 31, 2015, the Fund did not issue any shares.

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2016, the Fund purchased 933,020 of its shares on the open market at a total cost of $5,406,079 (weighted average price per share of $5.79). The weighted average discount of these repurchased shares was 14.97%.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2016 were $147,189,341 and $167,260,167, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2016, the Fund entered into written options for income generating purposes.

During the six months ended April 30, 2016, the Fund had written call option activity as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2015	389	$ 105,077
Options written	906	182,760
Options expired	(930)	(178,406)
Options closed	(93)	(58,902)
Options exercised	0	0
Options outstanding at April 30, 2016	272	$ 50,529

Open written call options at April 30, 2016 were as follow for the Fund:

Expiration date	Counterparty	Description	Number of contracts	Strike price	Value
5-20-2016	Goldman Sachs	FTSE MIB Index	272	19,703 EUR	$(41,055)

The Fund had an average of 156 written call option contracts during the six months ended April 30, 2016. As of April 30, 2016, the Fund had segregated $280,000 as cash collateral for written options.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the

20	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Written options	Goldman Sachs	$41,055	$0	$(41,055)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTION

On May 25, 2016, the Fund declared a distribution from of $0.135 per share payable on July 1, 2016 to shareholders of record on June 15, 2016.

This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	21

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 30, 2015. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$1,554,049	$0.0316	69.63%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 8, 2016, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Shares voted “For”	Peter G. Gordon	39,959,545
Shares voted “Withhold”		4,449,448
Shares voted “For”	Timothy J. Penny	39,913,265
Shares voted “Withhold”		4,495,728
Shares voted “For”	Michael S. Scofield	40,042,188
Shares voted “Withhold”		4,366,805

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 141 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	23

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010**	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 72 funds in the Fund Complex.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

**	Debra Ann Early was the Chief Compliance Officer until May 15, 2016.

24	Wells Fargo Global Dividend Opportunity Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Global Dividend Opportunity Fund	25

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

242223 06-16 SGDO/SAR158 04-16

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	—	—	—	—
December 1 through December 31	—	—	—	4,916,082
January 1 through January 31	—	—	—	4,916,082
February 1 through February 29	397,105	$5.62	397,105	4,518,977
March 1 through March 31	269,172	$5.82	269,172	4,249,805
April 1 through April 30	266,743	$6.02	266,743	3,983,062
Total	933,020	$5.79	933,020	3,983,062

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 4,916,082 or 10% of its outstanding shares within one year of December 17, 2015.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 27, 2016

By:
/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	June 27, 2016